UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2019

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

First Amendment of Strategic Collaboration Agreement

On December 15, 2019, WW International, Inc. (the “Company”) entered into an amendment of the Strategic Collaboration Agreement, dated October 18, 2015, with Ms. Oprah Winfrey (as amended from time to time, the “Strategic Collaboration Agreement”), pursuant to which, among other things, the initial term of the Strategic Collaboration Agreement was extended until April 17, 2023 after which a second term will commence and continue through the earlier of the date of the Company’s 2025 annual meeting of shareholders or May 31, 2025 (the “Second Term”). During the Second Term, Ms. Winfrey and the Company will collaborate with each other towards the mutual objective of advancing and promoting the WW programs and the Company, and in connection therewith, Ms. Winfrey will consult with the Company and participate in developing, planning, executing and enhancing the WW programs and related initiatives. In connection therewith, Ms. Winfrey will make available to the Company her knowledge, expertise, and abilities in the areas of corporate management, consumer insights, advertising and marketing, consumer motivation, and community activation and consult and participate in the design and planning of creative strategy and the related execution of the consumer experience in connection with the WW programs. In addition, throughout the Second Term, except as otherwise prohibited by applicable law, the Company will cause Ms. Winfrey to be nominated as a director of the Company.

The amendment to the Strategic Collaboration Agreement will not become operative unless and until the Option Approval Date (as defined below) occurs on or before June 30, 2020.

Option Agreement

In consideration of Ms. Winfrey entering into the amendment to the Strategic Collaboration Agreement and the performance of her obligations therein, on December 15, 2019, the Company and Ms. Winfrey entered into a term sheet, which includes the terms and conditions appended thereto (the “Option Agreement”), relating to the grant of a fully vested option (the “Option”) to purchase 3,276,484 shares of the Company’s common stock, no par value per share (the “Common Stock”). The Option was not granted under the Company’s Second Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”), but incorporates terms that are substantially similar to the terms of the 2014 Plan, other than certain award limitations under the 2014 Plan. The shares of Common Stock issuable upon exercise of the Option (the “Option Shares”) represent approximately 4.3% of the Company’s issued and outstanding Common Stock on a fully diluted basis, assuming all outstanding options and restricted stock unit awards have been exercised and/or converted.

The Option is exercisable at a price of $38.84 per share, which represents the greater of (a) the closing price per share of the Common Stock on The Nasdaq Stock Market LLC on December 13, 2019 and (b) the average closing price of a share of the Common Stock on The Nasdaq Stock Market LLC for the five trading day period immediately preceding and including December 13, 2019. The Option is exercisable, in whole or in part, at any time after the date upon which shareholder approval of the Option (the “Option Approval Date”) becomes effective and prior to November 30, 2025, subject to earlier termination under certain circumstances. The Option will terminate under certain circumstances, including if a change in control (as defined in the 2014 Plan) of the Company occurs.

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Subject to certain limited exceptions, the Option Shares generally may not be transferred by Ms. Winfrey until August 31, 2021. Thereafter, Ms. Winfrey generally may transfer up to 759,456 of the aggregate number of Option Shares on or after August 31, 2021, up to 1,518,911 of the aggregate number of Option Shares on or after June 30, 2022, up to 2,278,366 of the aggregate number of Option Shares on or after April 30, 2023 and up to 2,658,094 of the aggregate number of Option Shares on or after April 30, 2024. On or after May 31, 2025, Ms. Winfrey will be permitted to transfer all of the Option Shares. Such transfer restrictions terminate if Ms. Winfrey has the right to be nominated as a director and has met certain eligibility requirements under the Share Purchase Agreement (as defined below), but is not elected as a director of the Company at any time prior to January 1, 2023, or if there is a change of control of the Company.

The Company will submit the Option for shareholder approval at the Company’s 2020 annual meeting of shareholders.

Amendment to Share Purchase Agreement

On December 15, 2019, the Company entered into an amendment to the Share Purchase Agreement, dated as of October 18, 2015, with Ms. Winfrey (as amended from time to time, the “Share Purchase Agreement”). Initially, the Share Purchase Agreement provided Ms. Winfrey with the right to be nominated as director of the Company for so long as she and certain permitted transferees own at least 3% of the Company’s issued and outstanding Common Stock. The amendment to the Share Purchase Agreement provides Ms. Winfrey with the right to be nominated as director of the Company through and until the January 1, 2023. Ms. Winfrey will not be required to resign as a director at such time.

The amendment to the Share Purchase Agreement will not become operative unless and until the Option Approval Date occurs on or before June 30, 2020.

The foregoing descriptions are qualified in their entirety by reference to the amendment to the Strategic Collaboration Agreement, the Option Agreement and the amendment to the Share Purchase Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 7.01.    Regulation FD Disclosure.

A copy of the Company’s press release regarding the matters described above has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1	First Amendment of Strategic Collaboration Agreement, dated as of December 15, 2019, between the Company and Oprah Winfrey.

Exhibit 10.2	Option Agreement, dated December 15, 2019, between the Company and Oprah Winfrey.

Exhibit 10.3	Amendment to Share Purchase Agreement, dated as of December 15, 2019, between the Company and Oprah Winfrey.

Exhibit 99.1	Press Release dated December 16, 2019.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”)

The Company plans to file with the SEC and mail to its shareholders a Proxy Statement in connection with submitting the option grant to Ms. Winfrey for shareholder approval at the Company’s 2020 annual meeting of shareholders.

The Proxy Statement will contain important information about the Company and the option grant to Ms. Winfrey. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting WW International, Inc., Attention: Investor Relations, 675 Avenue of the Americas, 6th Floor, New York, New York 10010, (212) 601-7569.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the option grant to Ms. Winfrey. Additional information regarding interests of such participants will be included in the Proxy Statement that will be filed with the SEC and available free of charge as indicated above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: December 16, 2019	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer, Operating Officer, North America and President, Emerging Markets

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Exhibit 10.1

THIS AGREEMENT SHALL ONLY CONSTITUTE A BINDING AGREEMENT WHEN

FULLY SIGNED BY ALL PARTIES AND EXCHANGED BETWEEN THEM.

FIRST AMENDMENT OF STRATEGIC COLLABORATION AGREEMENT

This First Amendment of Strategic Collaboration Agreement (this “Amendment”) is made and effective as of this 15th day of December, 2019 (the “Effective Date”), and is by and among, on the one hand, WW International, Inc. (formerly known as Weight Watchers International, Inc.), a Virginia corporation, having an address at 675 Avenue of the Americas, 6TH Floor, New York, New York 10010 (“WW”); and Oprah Winfrey, an individual having a mailing address at c/o Harpo, Inc. 1041 North Formosa Avenue, West Hollywood, CA 90046 (“OW”). Each of WW and OW is referred to herein as a “Party” and, collectively, as the “Parties”.

WHEREAS, WW and OW are parties to that certain Strategic Collaboration Agreement dated October 18, 2015 (the “Agreement”), among other related agreements, as the case may be, all on the terms and conditions set forth in greater detail therein;

WHEREAS, immediately prior hereto or simultaneously herewith, the Parties have entered into or are entering into that certain Term Sheet for Consulting Stock Option Award (the “2019 Option Agreement”) and that certain Amendment to Share Purchase Agreement (collectively, the “Related Agreements”), as the case may be, all on the terms and conditions set forth in greater detail in the Related Agreements; and

WHEREAS, WW and OW now desire to modify the terms and conditions of the Agreement, as more specifically set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and the Related Agreements, and for other good and valuable consideration, the exchange and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.       This Amendment shall become effective as of the Effective Date, but Paragraphs 2 through 9 will not become operative unless and until the WW shareholders approve the Option Award (as defined in the 2019 Option Agreement) on or prior to June 30, 2020. Only in the event that the WW shareholders do not approve the Option Award, clause (i) in Section 3.2 of the Agreement is hereby deleted and replaced with the following:

(i) either WW or OW provides the other Party with no less than six (6) months written notice of its intent not to extend this Agreement for the next Renewal Term (except for 2020, in which case notice may be provided at any time prior to July 15, 2020), in which case, this Agreement shall terminate and expire at the end of the Initial Term or the then-current Renewal Term

2.       Section 1.9 of the Agreement is hereby amended to change the defined term “Weight Watchers Programs” to “WW Programs” (and any references to such defined term in the Agreement shall likewise be amended).

3.       Section 3.1 of the Agreement is hereby deleted and replaced with the following:

3.1    Initial Term. The initial term of this Agreement shall commence upon the full execution and exchange of this Agreement, and shall continue through April 17, 2023 (the “Initial Term”), unless sooner terminated as provided herein.

4.       Section 3.2 of the Agreement is hereby deleted and replaced with the following:

3.2    Second Term. The second term of this Agreement shall commence on April 18, 2023 and shall terminate on the earlier of the date of the regularly scheduled 2025 annual meeting of shareholders of WW or May 31, 2025 (the “Second Term”). The Initial Term and the Second Term together shall constitute the “Term.”

5.       Upon commencement of the Second Term, Section 1 of the Agreement shall be amended to add the following definitions:

a.	1.11 “Board of Directors” means the Board of Directors of WW.

b.	1.12 “Observer” shall have the meaning set forth in Paragraph 2.2.2 below.

6.       Upon commencement of the Second Term, Section 2.1 of the Agreement shall be deleted in its entirety.

7.       Upon commencement of the Second Term, Section 2.2 of the Agreement shall be deleted and replaced with the following:

Advisory and Consulting Services.

2.2.1

OW and WW shall collaborate with each other towards the mutual objective of advancing and promoting the WW Programs and WW, and in connection therewith, OW shall consult with WW and participate in developing, planning, executing and enhancing the WW Programs and related initiatives. In connection therewith, OW shall make available to WW her knowledge, expertise, and abilities in the areas of corporate management, consumer insights, advertising and marketing, consumer motivation, and community activation and consult and participate in the design and planning of creative strategy and the related execution of the consumer experience in connection with the WW Programs.

2.2.2	Throughout the Second Term of this Agreement, except as otherwise prohibited by applicable law, WW shall cause OW to be nominated as a director of WW unless

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and until OW is unwilling or unable to serve as a director. So long as OW serves as a director of WW, OW may in her discretion designate an individual who is reasonably acceptable to WW (the “Observer”) to attend meetings of the Board of Directors and receive copies of all documents distributed to the members of the Board of Directors in their capacity as directors in connection with any such meetings; provided that (a) the Observer shall sign a confidentiality agreement to avoid any breach of confidentiality obligations and (b) if an issue is to be discussed or otherwise arises at a meeting of the Board of Directors which, in the reasonable judgment of the Board of Directors cannot be discussed in the presence of the Observer in order to avoid any breach of fiduciary duties of any director or preserve attorney-client privilege, then such issue may be discussed without the Observer being present and may be deleted from any materials being distributed in connection with any meeting at which such issues are to be discussed.

2.2.3	To inform her advisory services, OW shall be a member of the WW Programs.

2.2.4

In the event that OW is required to travel in connection with providing the services under this Agreement, the Parties will discuss and agree upon, in advance, all travel and accommodations required by OW, and the amount of any costs or fees, if any, to be borne by WW in connection therewith. Any and all travel plans, costs, fees and responsibilities shall be only as mutually agreed between the Parties. For the avoidance of doubt, any such travel obligations, costs, or fees for the same for OW shall be separate and apart from any such travel required for participation as a director of the Board of Directors.

2.2.5	Any public statements by OW regarding diet, weight loss or weight management shall be consistent with the WW Programs.

8.	The subtitle and first clause of Section 3.3 of the Agreement is hereby amended to read as follows:

No Usage after the Initial Term; Run-Off. Upon expiration or termination of the Initial Term of this Agreement,

9.	Upon commencement of the Second Term, Section 10.6 of the Agreement shall be amended to delete the following language from the last sentence therein:

any right relating to OW’s position as a member of the Board of WW shall be governed and controlled by the Other Agreements and

10.

Entire Agreement. This Amendment shall constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior oral and written understandings and agreements related to the subject matter hereof; and may be amended only by a writing signed by all Parties and exchanged between them. Words or terms, which are capitalized under this Amendment and not defined herein, shall have the same meaning as ascribed to them in the Agreement. Any discrepancy between this Amendment and the Agreement shall be governed by this Amendment. To the extent the terms of this Amendment vary from the terms of the Agreement, the terms of this Amendment shall prevail.

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11.

Governing Law and Jurisdiction. This Amendment and all claims (including without limitation claims based in contract, statute or tort) arising out of or relating to this Amendment, its interpretation, validity and enforcement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York applicable to contracts made, and to be performed wholly, in the State of New York. All disputes between OW, on the one hand, and WW, on the other, shall be addressed and adjudicated in federal district court for the Southern District of New York in New York City (New York County) and the Parties hereby waive any objection either could raise with respect to convenience, suitability or appropriateness of such forum.

12.

General Provisions. Except as expressly modified herein, all other terms, conditions, covenants and agreements of the Agreement shall remain in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute a single document. The parties may also exchange signatures (in counterparts) by facsimile or e-mail transmission, which signatures are deemed to be original, valid and binding (once fully executed and exchanged). If any provision or any portion of any provision of this Amendment or the application thereof to any person or entity or circumstance shall be held void, invalid, illegal or unenforceable to any extent, the remainder of this Amendment and the application thereof shall not be affected and shall continue in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WW INTERNATIONAL, INC.

By:	/s/ Mindy Grossman
Name:	Mindy Grossman
Title:	President and Chief Executive Officer

OPRAH WINFREY

/s/ Oprah Winfrey
Oprah Winfrey

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Exhibit 10.2

WW INTERNATIONAL, INC.

TERM SHEET FOR

CONSULTANT STOCK OPTION AWARD

FOR GOOD AND VALUABLE CONSIDERATION, WW International, Inc., a Virginia corporation (the “Company”), hereby grants to the consultant of the Company identified below (the “Consultant”) a fully vested Option to purchase the aggregate number of shares of Common Stock of the Company specified below (the “Option Award”) at the purchase price per share specified below (the “Exercise Price”). The Option Award is granted upon the terms, and subject to the conditions, set forth in this Term Sheet and the Terms and Conditions for Consultant Stock Option Award as attached hereto (the “Terms and Conditions”), the latter hereby incorporated herein by this reference and each as amended from time to time. The Option Award granted hereunder is made and granted as a stand-alone award, separate and apart from, and outside of, the Company’s Second Amended and Restated 2014 Stock Incentive Plan (the “Plan”), and shall not constitute an Option Award granted under or pursuant to that Plan. Notwithstanding the foregoing, the terms, conditions and definitions set forth in the Plan shall apply to the Option Award as though the Option Award had been granted under the Plan (including but not limited to the adjustment provision contained in the Plan), and the Option Award shall be subject to such terms, conditions and definitions which are hereby incorporated herein by reference and made a part hereof. Notwithstanding the foregoing, the Option Award shall not be counted for purposes of calculating the aggregate number of shares that may be issued or transferred pursuant to awards under the Plan or for purposes of calculating the award limitations under the Plan (including pursuant to Section 3(a) of the Plan). Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Terms and Conditions or the Plan.

Key Terms and Conditions

Name of Consultant:	Oprah Winfrey
Grant Date:	December 15, 2019
Aggregate Number of Shares subject to Option:	3,276,484
Exercise Price per Share of an Option:	US $38.84
Option Expiration Date:	November 30, 2025

By accepting this Term Sheet, the Consultant acknowledges that she has received and read, and agrees that the Option granted herein is subject to and qualified in its entirety by this Term Sheet and the Terms and Conditions, and shall be subject to the terms and conditions of this Term Sheet and the Terms and Conditions attached hereto.

The Consultant may not exercise any portion of the Option prior to the Shareholder Approval Effective Date (as defined in the Terms and Conditions). In the event that the Company’s shareholders fail to approve this Option Award at the Company’s 2020 Annual Meeting of Shareholders, this Option Award shall be deemed void ab initio.

WW INTERNATIONAL, INC.		CONSULTANT

By:	/s/ Mindy Grossman	/s/ Oprah Winfrey
Name:	Mindy Grossman	Oprah Winfrey
Title:	President and Chief Executive Officer	Address: c/o Harpo, Inc.
1041 North Formosa Avenue
West Hollywood, CA 90046

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WW INTERNATIONAL, INC.

TERMS AND CONDITIONS FOR

CONSULTANT STOCK OPTION AWARD

WW International, Inc., a Virginia corporation (the “Company”), grants to the Consultant who is identified on the Term Sheet for Consultant Stock Option Award provided to the Consultant herewith (the “Term Sheet”) the Options specified in the Term Sheet, upon the terms and subject to the conditions set forth in (i) the Term Sheet and (ii) these Terms and Conditions for Consultant Stock Option Award (these “Terms and Conditions”), the latter hereby incorporated herein by this reference and each as amended from time to time. The Option Award granted hereunder is made and granted as a stand-alone award, separate and apart from, and outside of, the Company’s Second Amended and Restated 2014 Stock Incentive Plan (the “Plan”), and shall not constitute an Option Award granted under or pursuant to that Plan. Notwithstanding the foregoing, the terms, conditions and definitions set forth in the Plan shall apply to the Option Award as though the Option Award had been granted under the Plan (including but not limited to the adjustment provision contained in the Plan), and the Option Award shall be subject to such terms, conditions and definitions which are hereby incorporated herein by reference and made a part hereof. Notwithstanding the foregoing, the Option Award shall not be counted for purposes of calculating the aggregate number of shares that may be issued or transferred pursuant to awards under the Plan or for purposes of calculating the award limitations under the Plan (including pursuant to Section 3(a) of the Plan).

ARTICLE I

DEFINITIONS

Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Term Sheet or the Plan.

Section 1.1 - Cause

“Cause” shall mean (i) the material breach by the Consultant of the Strategic Agreement which continues beyond 10 days after a written demand for substantial performance is delivered to the Consultant by the Company or its Affiliates, (ii) willful misconduct by the Consultant involving dishonesty or breach of trust in connection with the Consultant’s service which results in a demonstrable injury (which is other than de minimis) to the Company or its Affiliates, or (iii) the Consultant’s conviction for any felony involving moral turpitude.

Section 1.2 - Code

“Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

“Committee” shall mean the Compensation and Benefits Committee of the Board of Directors of the Company.

Section 1.4 - Common Stock

“Common Stock” shall mean the common stock, no par value per share, of the Company.

Section 1.5 - Company

“Company” shall mean WW International, Inc.

Section 1.6 - Expiration Date

“Expiration Date” shall mean, with respect to Options, the expiration date specified on the Term Sheet.

Section 1.7 - Grant Date

“Grant Date” shall mean the date specified on the Term Sheet on which the Option Award was granted.

Section 1.8 - Options

“Option” or “Options” shall each mean the non-qualified stock option to purchase shares of Common Stock as granted under the Term Sheet and these Terms and Conditions.

Section 1.9 - Permanent Disability

The Consultant shall be deemed to have a “Permanent Disability” if the Consultant is unable to engage in the activities required to be performed by the Consultant by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or reasonably can be expected to last for a continuous period of not less than 12 months (in each case, as determined in good faith by a majority of the Committee, which determination shall be conclusive).

Section 1.10 - Plan

“Plan” shall mean the Company’s Second Amended and Restated 2014 Stock Incentive Plan.

Section 1.11 - Purchase Agreement

“Purchase Agreement” shall mean the Share Purchase Agreement by and between the Consultant and the Company entered into as of October 18, 2015, as amended from time to time.

Section 1.12 - SEC

“SEC” shall mean the U.S. Securities and Exchange Commission.

Section 1.13 - Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.14 - Shareholder Approval Effective Date

“Shareholder Approval Effective Date” shall mean the date upon which shareholder approval of this Option Award becomes effective.

Section 1.15 - Strategic Agreement

“Strategic Agreement” shall mean the Strategic Collaboration Agreement by and between the Company and the Consultant entered into as of October 18, 2015, as amended from time to time.

Section 1.16 - Transfer

“Transfer” shall mean any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, entry into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership (whether to be settled by delivery of shares, in cash or otherwise) or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors whether voluntary or by operation of law, directly or indirectly, of any Options or Common Stock issuable upon exercise of any Options.

ARTICLE II

GRANT OF OPTIONS

Section 2.1 - Grant of Options

On and as of the Grant Date, the Company irrevocably grants to the Consultant an Option to purchase the number of shares of its Common Stock specified on the Term Sheet upon the terms and conditions set forth in the Term Sheet and these Terms and Conditions. The Options shall be fully vested as of the Grant Date and shall be exercisable in accordance with Article III hereof.

Section 2.2 - Exercise Price for Options

Subject to Section 2.4 below, the exercise price of a share of Common Stock covered by an Option shall be the Exercise Price per share specified on the Term Sheet, without commission or other charge.

Section 2.3 - Consideration to the Company

In consideration of the granting of the Option Award by the Company, the Consultant agrees to render faithful and efficient services to the Company or its Affiliates pursuant to the Strategic Agreement. Nothing in the Term Sheet or in these Terms and Conditions shall confer upon the Consultant any right to continue in the service of the Company or its Affiliates, or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to terminate the services of the Consultant at any time for any reason whatsoever, with or without Cause, subject to the terms of the Strategic Agreement. Consultant hereby acknowledges and agrees that neither the Company or its Affiliates nor any other Person has made any representations or promises whatsoever to the Consultant concerning the Consultant’s service or continued service to the Company or its Affiliates.

Section 2.4 - Adjustments

Subject to the provisions of the Term Sheet and these Terms and Conditions, in the event that the outstanding shares of the Common Stock subject to an Option Award are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, change of control, reclassification, stock split, spin-off, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which such Option Award, including the portions thereof then unexercised, that shall be exercisable, and to the Exercise Price per share.

ARTICLE III

EXERCISABILITY

Section 3.1 - Commencement of Exercisability

Unless otherwise provided in the Term Sheet or these Terms and Conditions, the shares subject to the Options shall be and remain exercisable from and after the Shareholder Approval Effective Date through the Expiration Date.

Section 3.2 - Expiration of Options

(a)    Option Award. The Options shall remain outstanding unless earlier exercised or terminated until the Expiration Date. Except as otherwise provided herein, the Options may not be exercised to any extent by Consultant after the first to occur of the following events:

(i)    The Expiration Date;

(ii)    The first anniversary of the date of the Consultant’s cessation of services by reason of death or Permanent Disability;

(iii)    The first business day which is ninety calendar days after the occurrence of a Cause event;

(iv)    The date the Option Award is deemed void ab initio pursuant to the Term Sheet; and

(v)    If the Committee so determines pursuant to the provisions of these Terms and Conditions, in the event of a Change in Control (as defined in the Plan). At least ten (10) days prior to the effective date of a Change in Control (as defined in the Plan), the Committee shall give the Consultant notice of such event unless the Options (i) have then been fully exercised or (ii) have otherwise become unexercisable under this Section 3.2.

ARTICLE IV

EXERCISE OF OPTIONS AND STOCKHOLDER RIGHTS

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Consultant, only she or the Trustee of a Consultant’s Trust may exercise the Options or any portion thereof. After the death of the Consultant, any exercisable portion of the Options may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by her personal representative or by any person empowered to do so under the Consultant’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Options or the entire Options may be exercised in whole or in part at any time prior to the time when the Options or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3 - Manner of Exercise

The Options, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Options or such portion become unexercisable under Section 3.2:

(a)    Notice in writing signed by the Consultant or the other person then entitled to exercise the Options or portion thereof, stating that the Options or portion thereof are thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)    Full payment (in cash, by check or by a combination thereof) for the shares with respect to which such Options or portion thereof are exercised;

(c)    If requested by the Committee, a bona fide written representation and agreement, in a form reasonably satisfactory to the Committee, signed by the Consultant or other person then entitled to exercise such Options or portion thereof, stating that (i) any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, have been properly made and any applicable waiting period thereunder has been terminated or has expired and (ii) the shares of stock are being acquired for her own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the “1933 Act”), and then applicable rules and regulations thereunder, and that the Consultant or other person then entitled to exercise such Options or portion thereof will indemnify the Company and its Affiliates against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company or its Affiliates if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the 1933 Act and any other federal or state securities laws or regulations;

(d)    Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Options; and

(e)    In the event the Options or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Consultant, appropriate proof of the right of such person or persons to exercise the Options.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel reasonably acceptable to it to the effect that any subsequent Transfer of shares acquired on exercise of the Options does not violate the 1933 Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Options may bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c)(ii) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the 1933 Act, and such registration is then effective in respect of such shares.

Section 4.4 - Conditions to Issuance of Stock Certificates

The shares of Common Stock deliverable upon the exercise of the Options, or any portion thereof shall be fully paid and nonassessable. The Company shall not be required to deliver any certificate or certificates for shares of stock purchased upon the exercise of the Options, or any portion thereof, prior to obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable.

Section 4.5 - Rights as Stockholder

(a)    Optionholder Rights. The holder of the Options shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Options or any portion thereof unless and until certificates representing such shares shall have been issued to such holder as provided under this Article IV. As soon as practicable following the date that the Consultant becomes entitled to receive the shares of Common Stock pursuant to this Article IV, certificates for the Common Stock shall be delivered to the Consultant or to the Consultant’s legal guardian or representative (or if such Common Stock is evidenced by uncertificated securities registered or recorded in records maintained by or on behalf of the Company in the name of a clearing agency, the Company will cause the Common Stock to be entered in the records of such clearing agency as owned by the Consultant).

(b)    Tax Advice. The Consultant is hereby advised to seek her own tax counsel regarding the taxation of an award of an Option made hereunder.

ARTICLE V

TRANSFERS

Section 5.1 - Representations, Warranties and Agreements

The Consultant agrees and acknowledges that she will not, directly or indirectly, offer, Transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Common Stock issuable upon exercise of the Options (or any portion thereof) unless any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, have been properly made and any applicable waiting period thereunder has been terminated or has expired and such Transfer, sale, assignment, pledge, hypothecation or other disposition is permitted pursuant to the Term Sheet and these Terms and Conditions and (i) the Transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to an effective registration statement under the 1933 Act, or (ii) counsel for the Consultant (which counsel shall be reasonably acceptable to the Company) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the 1933 Act and (iii) if the Consultant is a citizen or resident of any country other than the United States, or the Consultant desires to effect any such transaction in any such country, counsel for the Consultant (which counsel shall be reasonably acceptable to the Company) shall have furnished the Company with an opinion or other advice, reasonably satisfactory in form and substance to the Company, that such transaction will not violate the laws of such country.

Section 5.2 - Acknowledgement by the Company

Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following Transfers are deemed to be in compliance with the 1933 Act and the Term Sheet and these Terms and Conditions and no opinion of counsel is required in connection therewith: (x) a Transfer upon the death of the Consultant to her executors, administrators, testamentary trustees, legatees or beneficiaries, provided that such Transfer is made expressly subject to the Term Sheet and these Terms and Conditions and that such transferee shall execute a Joinder (in the form attached hereto as Exhibit A), agreeing to be bound by the provisions of the Term Sheet and these Terms and Conditions and (y) a Transfer made after the Grant Date in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Consultant, her spouse or her lineal descendants (including lineal descendants by adoption) (a “Consultant’s Trust”), provided that such Transfer is made expressly subject to the Term Sheet and these Terms and Conditions and that such transferee shall execute a Joinder (in the form attached hereto as Exhibit A), agreeing to be bound by the provisions of the Term Sheet and these Terms and Conditions. Immediately prior to any Transfer to a Consultant’s Trust, the Consultant shall provide the Company with a copy of the instruments creating a Consultant’s Trust and with the identity of the beneficiaries of such Consultant’s Trust. The Consultant shall notify the Company immediately prior to any change in the identity of any beneficiary of a Consultant’s Trust.

Section 5.3 - Transfer Restrictions

(a)    The Common Stock issued to the Consultant upon exercise of the Options may not be Transferred, sold or in any other way disposed of, except under the circumstances that a “Permitted Transfer” (as defined under the Purchase Agreement) is permitted under the terms of the Purchase Agreement (treating shares of Common Stock acquired upon exercise of the Options as “Purchased Shares” within the meaning of the Purchase Agreement for this purpose), until such time as the Transfer restrictions set forth in the immediately succeeding sentence lapse; provided, with respect to any Transfer made pursuant to clause (i), (ii) or (iii) of such definition of “Permitted Transfer”, such transferee shall execute a Joinder (in the form attached hereto as Exhibit A), agreeing to be bound by the provisions of the Term Sheet and these Terms and Conditions. Such Transfer restrictions shall lapse as to (i) 759,456 of the shares underlying the Options on August 31, 2021, (ii) 1,518,911 of the aggregate number of shares underlying the Options on June 30, 2022, (iii) 2,278,366 of the aggregate number of shares underlying the Options on April 30, 2023, (iv) 2,658,094 of the aggregate number of shares underlying the Options on April 30, 2024, and (v) the full number of shares underlying the Options on May 31, 2025 (each such amount calculated as if this Option was not exercised, regardless of the number of shares that were exercised); provided, however, upon the occurrence of any Cause event that occurs prior to May 31, 2025, any such Transfer restriction then and thereafter in effect pursuant to this Section 5.3 shall continue and not lapse until May 31, 2025 irrespective of the lapse dates set forth in items (i) though (v) above.

(b)    Except as otherwise provided herein, neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Consultant or her successors in interest or shall be subject to disposition by Transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent Transfers by will or by the applicable laws of descent and distribution.

(c)    Subject to Article VI of the Purchase Agreement, if requested by the Committee, the Consultant agrees that if shares of capital stock of the Company or any other securities of the Company that are convertible into or exchangeable or exercisable for capital stock of the Company (collectively, “Securities”) are registered pursuant to a registration statement filed with the SEC (other than a registration statement on Form S-8), the Consultant will not sell or otherwise Transfer any Securities of the Company other than those included in such filing from the date of filing such registration statement (or in the case of “shelf” registration statement, from the earlier of (x) the date of the initial preliminary prospectus and (y) the date of the final prospectus), until up to 90 days after the public offering date set forth in the final prospectus.

(d)    Notwithstanding anything herein to the contrary, the provisions of this Section 5.3 will terminate (i) immediately prior to a Change in Control (as such term is defined in the Purchase Agreement), and (ii) in the event that either (a) Consultant in her capacity as Director Designee (as defined in the Purchase Agreement) is not elected to the Board of Directors (other than as a result of the Consultant’s noncompliance with, or inability to satisfy the director eligibility requirements set forth in, Article IV of the Purchase Agreement); or (b) Consultant is not afforded the right to have an Observer (as defined in the Purchase Agreement) as set forth in Section 4.1 of the Purchase Agreement.

Section 5.4 - Intentionally Omitted

ARTICLE VI

THE COMPANY’S REPRESENTATIONS AND WARRANTIES

Section 6.1 - Authorization

The Company represents and warrants to the Consultant that (i) the Term Sheet and these Terms and Conditions has been duly authorized, executed and delivered by the Company, and (ii) upon exercise of the Options (or any portion thereof), the Common Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable. The Company hereby agrees that it will submit this Option Award for shareholder approval at the Company’s 2020 Annual Meeting of Shareholders and, except as otherwise required by the Board of Directors’ fiduciary duties, the Board of Directors will recommend to the Company’s shareholders that they approve this Option Award.

Section 6.2 - Registration

The Company shall register the Common Stock underlying the Options on a Form S-8 Registration Statement within ten (10) calendar days after the Shareholder Approval Effective Date, and the Company will file the reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “Act”), and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable the Consultant to sell her shares of Stock without registration under the 1933 Act within the limitations of the exemptions provided by (A) Rule 144 under the 1933 Act, as such rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything contained in this Section 6.2, the Company may deregister under Section 12 of the Act if it is then permitted to do so pursuant to the Act and the rules and regulations thereunder. Nothing in this Section 6.2 shall be deemed to limit in any manner the restrictions on sales of Common Stock contained in the Term Sheet and these Terms and Conditions. In the event that a Form S-8 Registration Statement relating to the Common Stock underlying the Options is not filed with the SEC within ten (10) calendar days after the Shareholder Approval Effective Date, Section 5.3 of these Terms and Conditions shall be of no further force or effect.

ARTICLE VII

MISCELLANEOUS

Section 7.1 - Shares to Be Reserved

The Company shall at all times from the Shareholder Approval Effective Date and continuing for the duration of the term of the Option Award reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Term Sheet and these Terms and Conditions.

Section 7.2 - Recapitalizations, etc.

The provisions of the Term Sheet and these Terms and Conditions shall apply, to the full extent set forth herein with respect to the Option Award, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company or its Affiliates (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of the Option Award, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

Section 7.3 - State Securities Laws

The Company hereby agrees to use its best efforts to comply with all state securities or “blue sky” laws which might be applicable to the issuance of the shares underlying the Options to the Consultant.

Section 7.4 - Binding Effect

The provisions of the Term Sheet and these Terms and Conditions shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under the Term Sheet and these Terms and Conditions, such transferee shall be deemed the Consultant hereunder; provided, however, that no transferee shall derive any rights under the Term Sheet and these Terms and Conditions unless and until such transferee has delivered to the Company a Joinder (in the form attached hereto as Exhibit A) and becomes bound by the terms of the Term Sheet and these Terms and Conditions.

Section 7.5 - Miscellaneous

In the Term Sheet and these Terms and Conditions, (i) all references to “dollars” or “$” are to United States dollars and (ii) the word “or” is not exclusive. If any provision of the Term Sheet and these Terms and Conditions shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

Section 7.6 - Notices

Any notice to be given under the terms of the Term Sheet and these Terms and Conditions shall be in writing and shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as set forth below, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service. Any notice shall be sent to the party to be notified at the address as set forth in this Section 7.7 or the signature pages to the joinder agreement substantially in the form of Exhibit A hereto; provided, however that by a notice given pursuant to this Section 7.7, either party may hereafter designate a different address for notices to be given to Company or Consultant and any notice which is required to be given to the Consultant shall, if the Consultant is then deceased, be given to the Consultant’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 7.7.

If to Company:

WW International, Inc.

675 Avenue of the Americas, 6th Floor

New York, New York 10010

Facsimile: 212-589-2858

Attention: General Counsel and Secretary

With a copy (not constituting notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Facsimile: (212) 455-2502

Attention: Kenneth B. Wallach

If to Consultant:

Oprah Winfrey

c/o Harpo, Inc.

1041 North Formosa Avenue

West Hollywood, CA 90046

With a copy (not constituting notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attn: Marc Chamlin, Esq. and Lloyd L. Rothenberg, Esq.

Fax: (212) 656-1076

E-mail: mchamlin@loeb.com; lrothenberg@loeb.com.

Section 7.7 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Term Sheet and these Terms and Conditions.

Section 7.8 - Applicability of Plan

The Common Stock issued to the Consultant upon exercise of the Options shall be subject to all of the terms and provisions of the Term Sheet and these Terms and Conditions (including the terms and conditions of the Plan incorporated by reference herein), to the extent applicable to the Option and any shares of Common Stock issuing upon the exercise of the Options (or any portion thereof). In the event of any conflict between the Term Sheet and these Terms and Conditions, these Terms and Conditions shall control.

Section 7.9 - Intentionally Omitted

Section 7.10 - Amendment

The Term Sheet and these Terms and Conditions may be amended only by a writing executed by the parties hereto which specifically states that it is amending the Term Sheet or these Terms and Conditions, as applicable.

Section 7.11 - Governing Law

The Term Sheet and these Terms and Conditions shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.12 - Jurisdiction

The parties to the Term Sheet and these Terms and Conditions agree that jurisdiction and venue in any action brought by any party hereto pursuant to the Term Sheet and these Terms and Conditions shall properly lie and shall be brought in any federal or state court located in the Borough of Manhattan, City and State of New York. By execution and delivery of the Term Sheet and these Terms and Conditions, each party hereto irrevocably submits to the jurisdiction of such courts for itself, himself or herself and in respect of its, his or her property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for the resolution of such action.

Section 7.13 - Counterparts

The Term Sheet and these Terms and Conditions may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

EXHIBIT A

JOINDER

By execution of this Joinder, the undersigned agrees to become a party to that certain Term Sheet for Consultant Stock Option Award and that certain Terms and Conditions for Consultant Stock Option Award, effective as of                      (collectively, the “Agreement”), by and between WW INTERNATIONAL, INC. (the “Company”) and Ms. Oprah Winfrey (the “Consultant”). By execution of this Joinder, the undersigned shall have all the rights, and shall observe all the obligations, applicable to the Consultant (except as otherwise set forth in the Agreement), and to have made on the date hereof all representations and warranties made by such Consultant, modified, if necessary, to reflect the nature of the undersigned as a trust, estate or other entity.

Name:

Address for Notices:	With copies to:

Signature:

Date:

Exhibit 10.3

AMENDMENT TO SHARE PURCHASE AGREEMENT

AMENDMENT TO SHARE PURCHASE AGREEMENT, dated as of December 15, 2019 (this “Amendment”), by and between Oprah Winfrey, an individual having a mailing address at c/o Harpo, Inc. 1041 North Formosa Avenue, West Hollywood, CA 90046 (“OW”), and WW International, Inc. (formerly known as Weight Watchers International, Inc.), a Virginia corporation (the “Company”).

WHEREAS, OW and the Company entered into that certain Share Purchase Agreement, dated as of October 18, 2015 (the “Share Purchase Agreement”), by and between OW and the Company; and

WHEREAS, in accordance with Section 8.3 of the Share Purchase Agreement, the parties hereto wish to amend certain provisions of the Share Purchase Agreement as described herein; and

WHEREAS, substantially concurrent with the execution and delivery of this Amendment, the Company and OW shall execute and deliver the WW International, Inc. Term Sheet for Consultant Stock Option Award, including the Terms and Conditions relating thereto, dated the date hereof (the “Option Agreement”), pursuant to which the Company grants OW an option to purchase an aggregate of 3,276,484 shares of the Company’s Common Stock at a purchase price of $38.84 per share (the “Granted Options”), and the Company and OW shall execute and deliver the First Amendment of Strategic Collaboration Agreement, dated as of the date hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained in the Share Purchase Agreement and this Amendment, and intending to be legally bound hereby and thereby, the parties hereto agree as follows:

1.         Definitions. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms as set forth in the Share Purchase Agreement and all references to Sections shall mean the Sections of the Share Purchase Agreement unless reference is made to another document.

2.         Amendments to Share Purchase Agreement.

(a)	Section 4.5 of the Share Purchase Agreement, is hereby deleted in its entirety and replaced with the following:

Section 4.5.    Intentionally Left Blank.

(b)	Following Section 4.6 of the Share Purchase Agreement, a new Section shall be added as follows:

Section 4.7 Expiration. The provisions of this Article IV shall expire and terminate on January 1, 2023.

3.        Effect of Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by the parties, but will not become operative unless and until the shareholders of the Company approve the award of the Granted Options pursuant to the Option Agreement on or prior to June 30, 2020. This Amendment shall not constitute an amendment or waiver of any provision of the Share Purchase Agreement not expressly amended or waived herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein. The Share Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby.

4.        Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. Facsimile and electronic (.PDF) signatures shall be sufficient to execute this Amendment.

5.        Governing Law; Jurisdiction. This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and wholly performed within such state, except for matters directly within the purview of Virginia Stock Corporation Act, which shall be governed by the Virginia Stock Corporation Act. Each of OW and the Company hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York and in the courts hearing appeals therefrom unless no basis for federal jurisdiction exists, in which event each party hereto irrevocably consents to the exclusive jurisdiction and venue of the Supreme Court of the State of New York, New York County, and the courts hearing appeals therefrom, for any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.

6.        Termination. The parties agree that if, for any reason, the Share Purchase Agreement is terminated in accordance with its terms prior to closing of the transactions contemplated thereunder, this Amendment will also terminate and be of no further force or effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

OPRAH WINFREY

/s/ Oprah Winfrey
Oprah Winfrey

WW INTERNATIONAL, INC.

By:	/s/ Mindy Grossman
Name:	Mindy Grossman
Title:	President and Chief Executive Officer

Exhibit 99.1

For more information, contact:

Media:

Joe Quenqua for WW

Chief Communications Officer

212.601.7519

joe.quenqua@ww.com

Nicole Nichols for Oprah Winfrey

323.602.5511

nicole_nichols@own.tv

Investors:

Corey Kinger for WW

212.601.7569

corey.kinger@ww.com

WW and Oprah Winfrey Announce Extension of Partnership Into 2025

NEW YORK, NY (December 16, 2019) – WW International, Inc. (NASDAQ: WW) and Oprah Winfrey have extended their partnership in inspiring people around the world to lead a healthier and a more fulfilling life.

“I believe in WW’s mission and the power of its program to create positive, lasting change for everyone who wants a partner to help support them in pursuing a stronger, healthier life,” said Oprah Winfrey. “I am passionate about WW’s potential to reach and inspire even more people in the years to come. I am fully committed to WW’s future and our continued partnership, and I intend to continue my service on WW’s Board of Directors into 2025.”

Since October 2015, Ms. Winfrey has been a Board member, strategic partner and advisor, and shareholder of WW. She will continue to collaborate and provide her insights on the Company’s strategy and initiatives, including on consumer motivation, community activation, creative strategy and the overall consumer experience, through April 2023. In addition, she will continue to serve as a key advisor to the Company through May 2025.

“I am personally and professionally inspired by Oprah every day and I am thrilled to be continuing our collaboration,” said Mindy Grossman, President and CEO of WW. “Oprah and WW are fully aligned on the opportunity for WW to lead in the democratization of wellness, making a positive impact on the health and wellness of society as a whole. Oprah’s unique ability to connect with people and inspire, energize and motivate them to live their best lives is unmatched. I am excited to be joining her this winter as we bring WW Presents: Oprah’s 2020 Vision tour to nine cities throughout the U.S.”

In connection with the extension of the partnership, Ms. Winfrey was granted a fully vested option to purchase approximately 3.3 million shares of WW, representing approximately 4.3% of WW’s common stock on a fully diluted basis. The option grant to Ms. Winfrey is subject to shareholder approval at the Company’s 2020 annual shareholder meeting. The shares issuable under the stock option are subject to certain transfer restrictions which terminate on various dates through May 31, 2025.

If the option grant is approved, the Company will record a one-time charge in the second quarter of 2020, based in part on the value of WW shares at the time of such approval. Using the stock price as of December 13, 2019, such charge would be approximately $62 million; changes to WW’s stock price could change the charge significantly.

Separately, on November 26, 2019, in connection with Ms. Winfrey’s personal strategy for asset diversification, charitable giving and liquidity, Ms. Winfrey established a stock trading plan in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. This trading plan relates to the sale of a portion of the shares of WW (2.9 million shares) that Ms. Winfrey previously acquired when she entered into her partnership with the Company in 2015 as well as the exercise of certain of the options (1.4 million shares) that were issued to her at such time.

Assuming all transactions covered by the trading plan were consummated today, and the option granted in connection with the extension of the partnership was approved today, Ms. Winfrey would own approximately 2.5 million shares of WW and options with respect to 4.0 million shares of WW.

About WW International, Inc.

WW – Weight Watchers reimagined – is a global wellness company and the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging digital experience and face-to-face group workshops, members follow our livable and sustainable program that encompasses healthy eating, physical activity, and a helpful mindset. With more than five decades of experience in building communities and our deep expertise in behavioral science, we aim to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC)

The Company plans to file with the SEC and mail to its shareholders a Proxy Statement in connection with submitting the option grant to Ms. Winfrey for shareholder approval at the Company’s 2020 annual meeting of shareholders.

The Proxy Statement will contain important information about the Company and the option grant to Ms. Winfrey. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting WW International, Inc., Attention: Investor Relations, 675 Avenue of the Americas, 6th Floor, New York, New York 10010, (212) 601-7569.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the option grant to Ms. Winfrey. Additional information regarding interests of such participants will be included in the Proxy Statement that will be filed with the SEC and available free of charge as indicated above.

This news release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt and its debt service obligations and debt covenants; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).